SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 16, 1997

                             UACSC 1997 AUTO TRUSTS

             (Exact name of registrant as specified in its charter)

                                    NEW YORK

                 (State or other jurisdiction of incorporation)

         333-06929                                35-1937340
   (Registration Number)                 (IRS Employer Identification No.)




  9240 Bonita Beach Road
  Suite 1109-A
  Bonita Springs, Florida                                       34135

(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (941) 948-1850

Item 5.  Other Events.

          Computational Materials
          -----------------------

          On March 3, 1997, Computational Materials were distributed to potential investors in connection with a proposed offering of asset-backed certificates under Reg. No. 333-06929. Under the proposed pooling and servicing agreement (the "Proposed Agreement"), UAC
          Securitization Corporation ("UACSC") will act as the proposed depositor and establish the UACSC 1998-A Auto Trust (the "Proposed Trust") by selling and assigning the proposed trust property to trustee in exchange for certificates, each of which represents a fractional and undivided interest in the Proposed Trust. Pursuant to the Proposed Agreement, Union Acceptance Corporation will act as servicer. Such Computational Materials are filed with this Current Report on Form 8-K on the basis of the position of the Division of
          Corporation Finance set forth in Kidder, Peabody Acceptance Corporation I (available May 20, 1994), Public Securities Association (available May 27, 1994), Public Securities Association (available February 17, 1995) and subsequent related no-action letters.


Item 7.  Financial Statements and Exhibits.

         Exhibit
         Number      Description
         ------      -----------

           99        Computational Materials

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Bonita Springs, State of Florida, on March 4, 1998.


                                    UAC SECURITIZATION CORPORATION
                                    as Depositor  (Registrant)



                                    /s/ Leeanne Graziani
                                    ----------------------------------------
                                    Leeanne Graziani
                                    Vice President, Assistant Treasurer and
                                    Secretary